SUPPLEMENT TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI)

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen Diversified Bond Fund (the “Fund”)

                The Board of Trustees of the Fund has approved a sub-advisory agreement between Evergreen Investment Management Company, LLC (“EIMC”) and First International Advisors, LLC d/b/a Evergreen International Advisors (“Evergreen International”).  Under the sub-advisory agreement, which is subject to shareholder approval, Evergreen International would manage the portion of the Fund’s assets invested in non-U.S. investments.   EIMC, and not the Fund, would pay Evergreen International’s fees under the sub-advisory agreement, and there would be no change in the Fund’s advisory fees as a result of the appointment of Evergreen International.  Shareholders of record on July 31, 2007 will be asked to vote on this proposal at a meeting of shareholders to be held on September 21, 2007.  The Fund is currently sub-advised by Tattersall Advisory Group, who would continue to serve as the Fund’s sub-advisor alongside Evergreen International if the proposal were approved by shareholders of the Fund.

July 13, 2007	580161 (7/07)